SEC 873 (5/99)            Potential persons who are to respond to the collection
                          of information contained in this form are not required to respond unless the form displays a currently valid
                          OMB control number.

OMB APPROVAL              OMB  Number  3235-0060;  expires:  May 31,  2000.
                          Estimated average burden, 5 hours per response.


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                  June 30, 2000

                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.

             (Exact name of registrant as specified in its chapter)


                                    Delaware

                  (State or other jurisdiction of incorporation


                                    000-03718

                            (Commission File Number)

                                   11-2050317

                        (IRS Employer Identification No.)

        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435

               Registrant's telephone number, including area code

                                (Not Applicable)

          (Former name or former address, if changed since last report)

                       INFORMATION INCLUDED IN THE REPORT

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1998, the Registrant agreed to exchange 80% of its shares of capital stock in Trilogy International, Inc. ("Trilogy"), a wholly owned subsidiary of the Registrant, and to extinguish all debts owed by Trilogy to the Registrant $672,051 in consideration for the return of 1,051,726 shares of the Registrant's common stock.

     As previously disclosed in the Registrant's reports to the Commission on Forms 10-QSB and 8-K:

* On December 16, 1999, Trilogy International, Inc. ("Old Trilogy"), a Florida corporation, was merged into Trilogy Acquisition Corporation, a wholly owned subsidiary of the Registrant organized solely for the purpose of such transaction, in a reorganization structured to comply with Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended. The reorganization was a privately negotiated, arms-length transaction as a result of which, all of the capital stock in Old Trilogy was converted into 1,817,273 shares of the Registrant's common stock; Trilogy Acquisition Corporation, as the surviving corporation, was re-named Trilogy International, Inc. ("Trilogy"); and, the former officers and directors of Old Trilogy became the officers and majority directors of Trilogy. In conjunction with such merger, Old Trilogy's management provided the Registrant with detailed financial projections and based on such projections, the Registrant agreed to make up to $900,000 in expansion capital available to Trilogy.

* Trilogy has never met the financial projections it provided to the Registrant and on which the Registrant based its investment decision. Instead, Trilogy's management almost immediately requested that the Registrant accelerate its funding of Trilogy in order to allow Trilogy to meet its cash flow requirements, indicating that inability to obtain accelerated funding would inhibit Trilogy's ability to operate its business. The Registrant complied with such request starting prior to December 31, 1999 and advanced Trilogy approximately $672,051 on an accelerated basis, as of March 31, 2000.

* Even after receipt of accelerated access to operating loans, Trilogy failed to meet its revised projections and its management advised the Registrant that its original projections had proved incorrect as to the amount of development capital that would be required until such time as its operations turned profitable. However, Trilogy's President, Carol Berardi, and its Chairman, Dennis Berardi, continued to believe that Trilogy's operations would prove financially successful over a relatively short term if it had access to required capital and in order to obtain the additional capital investment needed, they offered to pledge their common stock in the Registrant (received in exchange for their stock in Old Trilogy), as collateral for additional loans to Trilogy.

     The Registrant also reported that its strategic consultant and a source of its funding for Trilogy, The Yankee Companies, Inc. ("Yankees"), had advised the Registrant that it was suspending the availability of capital for use by Trilogy because Trilogy had materially failed to meet projections and recommended that the Registrant dispose of Trilogy on or before June 30, 2000 (the Registrant's fiscal year end). Since such reports to the Commission, the Registrant has suspended direct funding of Trilogy.

     Based on the Registrant's refusal to continue to loan Trilogy operating capital, Mr. and Mrs. Berardi initiated negotiations with Xcel Associates, Inc. ("Xcel"), previously a source of loans to the Registrant and a large purchaser of securities from AmeriNet shareholders in privately negotiated transactions relying on Commission Rule 144(k). As a result of such negotiations, Xcel provided Trilogy with interim loans and proposed to the Registrant that it surrender 80% of its capital stock in Trilogy to Mr. and Mrs. Berardi, Xcel, George T. Jochum ("Mr. Jochum"), and Richard H. Tannenbaum, Esquire (serving as attorney for all such persons), whereupon Xcel and Mr. Jochum would provide the additional funding required by Trilogy. In order to induce the Registrant to agree to such proposal, Mr. and Mrs. Berardi offered to return the 1,051,726 shares of the Registrant's common stock issued to them in conjunction with the Trilogy acquisition, provided that the other former Trilogy stockholders were permitted to retain the remaining 766,547 shares of the Registrant's common stock issued to acquire Trilogy.

     The Registrant's management was unsuccessful in negotiating a more favorable transaction despite lengthy efforts to do so and, faced with the alternative of losing the entire $672,051 and 1,817,273 shares investment in Trilogy, the Registrant's board of directors agreed to the proposal. Mr. Jochum's background as the former chairman of the board of directors of Mid-Atlantic Medical, Inc., a New York Stock Exchange listed company and his experience in turning around problem companies was a material factor in the Registrant's acceptance of the Trilogy disposition offer. A copy of the Superseder & Settlement Agreement is filed as an exhibit to this report.

     The Registrant is currently conducting similar negotiations pertaining to Vista International, Inc., a wholly owned subsidiary involved in the travel industry ("Vista"), based on perceived material inaccuracies in the financial statements it provided to the Registrant and on which its valuation was based. The Registrant believes that an agreement has been reached but based on demands by at least one of the officers of Vista (who was also a former stockholder), and information pertaining to Vista's undisclosed future plans, no assurances can currently be provided as to whether or not the matter can be amicably resolved.

     The Registrant's decisions concerning Trilogy and Vista are based on the concurrence of its board of directors with Yankees' observation that:

* The Registrant's resources should be concentrated on its existing operations;

* That operations that do not perform within acceptable projection parameters, or, where information provided pursuant to acquisition agreements was materially inaccurate without acceptable explanations; should be promptly disposed of or discontinued; and

*        That  previous  investment   decisions  should  not  materially  affect
         decisions to continue investing capital in businesses where current and future prospects do not independently justify such expenditures.

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this report that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

     The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference      Description

(10)                                Material Contracts
         .53      5                 Superseder & settlement agreement between
                                    the Registrant and Mr. & Mrs. Berardi dated
                                    June 30, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: July 15, 2000
                            /s/ Lawrence R. Van Etten
                        ---------------------------------
                              Lawrence R. Van Etten
                                    President